Exhibit 4.2

[Form of 7.44% Senior Note due 2026, Series A]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (a) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (b) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF PEPSICO, INC. THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (a) TO PEPSICO, INC. OR ANY OF ITS SUBSIDIARIES, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (c) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (d) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (e) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(c) ABOVE OR (2)(d) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(e) ABOVE, PEPSICO, INC. RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (“DTC”) TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

[FOR TEMPORARY OFFSHORE GLOBAL NOTE] [THIS NOTE IS A TEMPORARY OFFSHORE GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT OFFSHORE GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE UNDER WHICH THE NOTES WERE ISSUED. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE AT THE DIRECTION OF THE COMPANY AFTER 40 DAYS BEGINNING ON AND INCLUDING THE LATER OF (a) THE DATE ON WHICH THE NOTES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (b) THE ORIGINAL ISSUE DATE OF THE NOTES.]

No.	$
[U.S. GLOBAL NOTE] CUSIP No. 713448 EB0 ISIN US713448EB01
[OFFSHORE GLOBAL NOTE] CUSIP No. U71344 BD3 ISIN USU71344BD37

PEPSICO, INC.

7.44% SENIOR NOTE DUE 2026, SERIES A

PEPSICO, INC., a corporation in existence under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $           on September 15, 2026, and to pay interest on said principal sum semi-annually on March 15 and September 15 of each year, commencing March 15, 2019, at the rate of 7.44% per annum from September 15, 2018, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the March 1 and September 1 (whether or not a New York Business Day) next preceding such Interest Payment Date. Any such interest that is payable but is not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not earlier than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Note will be made at the Place of Payment in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; provided, however, that payments of interest may be made at the option of the Company by funds transmitted to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal or a facsimile thereof.

Dated:	PEPSICO, INC.

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

[seal]

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF NOTE]

PEPSICO, INC.

7.44% SENIOR NOTE DUE 2026, SERIES A

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 21, 2007 (herein called the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a series of Securities of the Company designated as set forth on the face hereof (herein called the “Notes”), initially issued on November 9, 2018 (the “Initial Issue Date”) and initially limited in aggregate principal amount to $          .

The Company has agreed with certain dealer managers pursuant to a Registration Rights Agreement dated as of November 9, 2018 (the “Registration Rights Agreement”), a copy of which may be obtained from the Company, to offer to exchange this Note for an Exchange Note (as defined in Annex I to this Note) issued under the Indenture and registered under the Securities Act of 1933. If a “Registration Default” occurs under the Registration Rights Agreement, the Company may be required to pay additional interest on this Note during the continuance of such default (not to exceed 0.25% per annum) as specified in the Registration Rights Agreement. Holders of Exchange Notes will vote and consent together with Holders of this Note and all other Notes of this series on all matters under the Indenture, this Note, the Notes of this series and the Exchange Notes on which Holders of this Note, the Notes of this series and the Exchange Notes are entitled to vote and consent. This Note and the Holder hereof are entitled to the benefits of the Registration Rights Agreement, and as provided in the Registration Rights Agreement, the Holder of this Note is deemed to have agreed to be bound by the provisions of the Registration Rights Agreement whether or not such Holder has signed the Registration Rights Agreement.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable or may be otherwise accelerated in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, as well as to the restrictions set forth in the legend on the face hereof, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the presentment of this Note for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

Annex I (Provisions Relating to Registration, Transfer and Exchange) hereto is hereby incorporated by reference herein.

All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[THE FOLLOWING PROVISION TO BE INCLUDED IN ALL GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE

PEPSICO, INC.

7.44% SENIOR NOTE DUE 2026, SERIES A

The initial principal amount of this Global Note is $          . The following increases or decreases in this Global Note have been made:

Date	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Security Registrar

ANNEX I

Provisions Relating to Registration, Transfer and Exchange

Section 1. Definitions.

(a)                                 Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture and elsewhere in this Note.

(b)                                 The following terms have the meanings given to them in this Section 1:

“Additional Interest” means additional interest owed to the Holders of the Initial Notes pursuant to the Registration Rights Agreement.

“Agent Member” means a member of, or a participant in, the Depositary.

“Certificated Note” means a Note in registered individual certificated form.

“Certificate of Beneficial Ownership” means a certificate substantially in the form of Exhibit A.

“Exchange Notes” means the Notes of the Company issued pursuant to the Indenture and the Registration Rights Agreement in exchange for, and in an aggregate principal amount no more than equal to, the Initial Notes, in compliance with the terms of the Registration Rights Agreement and containing terms substantially identical to the Initial Notes (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend, and (ii) the provisions relating to rights under the Registration Rights Agreement, including in respect of Additional Interest, will be inapplicable thereto).

“Offer” means an offer by the Company to the Holders of outstanding Initial Notes to exchange such outstanding Initial Notes for Exchange Notes, as provided for in the Registration Rights Agreement.

“Initial Notes” means the Notes of this series issued under the Indenture on the Initial Issue Date pursuant to the Company’s Offering Memorandum dated October 11, 2018 by which the Notes were originally offered.

“Permanent Offshore Global Note” means an Offshore Global Note that does not bear the Temporary Offshore Global Note Legend.

“Regulation S” means Regulation S under the Securities Act or any successor provision.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit B.

“Restricted Period” means, with respect to any Temporary Offshore Global Note, the 40-day distribution compliance period, as defined in Regulation S, applicable thereto.

“Rule 144A” means Rule 144A under the Securities Act or any successor provision.

“Rule 144A Certificate” means (i) a certificate substantially in the form of Exhibit C or (ii) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A, and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

“Securities Act” means the Securities Act of 1933, as amended.

(c)                                  The following terms are defined in the indicated Section of this Annex I:

Term	Section
DTC	2(a)
DTC Legend	2(a)
Global Note	2(a)
Offshore Global Note	2(b)
Restricted Legend	2(b)
Temporary Offshore Global Note	2(c)
Temporary Offshore Global Note Legend	2(c)
U.S. Global Note	2(b)

Section 2. Global Form; Legends.

(a)                                 This Note is originally issuable in global form (a “Global Note”) registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the following legend (the “DTC Legend”):

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (“DTC”) TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

(b)                                 If beneficial interests in a Global Note were initially issued to “qualified institutional buyers” within the meaning of Rule 144A (such a Note, a “U.S. Global Note”) or to non-U.S. persons outside the United States in reliance on Regulation S (such a Note, an “Offshore Global Note”), this Note shall bear the following legend (the “Restricted Legend”):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (a) IT AND ANY

ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (b) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF PEPSICO, INC. THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (a) TO PEPSICO, INC. OR ANY OF ITS SUBSIDIARIES, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (c) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (d) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (e) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(c) ABOVE OR (2)(d) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(e) ABOVE, PEPSICO, INC. RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(c)                                  Each Offshore Global Note issued on the Initial Issue Date (such an Offshore Global Note, a “Temporary Offshore Global Note”) shall bear the following legend (the “Temporary Offshore Global Note Legend”) until such legend may be removed in accordance with its terms:

THIS NOTE IS A TEMPORARY OFFSHORE GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT OFFSHORE GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE UNDER WHICH THE NOTES WERE ISSUED. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE AT THE DIRECTION OF THE COMPANY AFTER 40 DAYS BEGINNING ON AND INCLUDING

THE LATER OF (a) THE DATE ON WHICH THE NOTES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (b) THE ORIGINAL ISSUE DATE OF THE NOTES.

Section 3. Registration, Transfer and Exchange.

(a)                                 Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, shall bear the DTC Legend.

(i)                                     Each Global Note will be delivered to the Trustee as Depositary Custodian. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except as set forth in clause (iii) of this Section 3(a) and subject to compliance with Section 4.

(ii)                                  Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(iii)                               If (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of such notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a written request from the holders of a majority of the Notes outstanding, the Company will promptly execute and deliver to the Trustee for authentication, and the Trustee will exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Note will be deemed canceled. If such Note does not bear the Restricted Legend, then the Certificated Notes issued in exchange therefor shall not bear the Restricted Legend. If such Note bears the Restricted Legend, then the Certificated Notes issued in exchange therefor shall bear the Restricted Legend, provided that any Holder of any such Certificated Note issued in exchange for a beneficial interest in a Temporary Offshore Global Note will have the right upon presentation to the Trustee of a duly completed Certificate of Beneficial Ownership after the Restricted Period to exchange such Certificated Note for a Certificated Note of like tenor and amount that does not bear the Restricted Legend.

(b)                                 Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

(c)                                  (i)                                     Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (y) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (z) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(ii)                                  Global Note to Certificated Note. If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (y) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(iii)                               Certificated Note to Global Note. If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

(iv)                              Certificated Note to Certificated Note. If a Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

Section 4. Restrictions on Transfer and Exchange.

(a)                                 The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section 4 and Section 3 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The Security Registrar shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

(b)                                 Subject to paragraph (a) of this Section 4, the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C
U.S. Global Note	U.S. Global Note	(i)
U.S. Global Note	Offshore Global Note	(ii)
U.S. Global Note	Certificated Note	(iii)
Offshore Global Note	U.S. Global Note	(iv)
Offshore Global Note	Offshore Global Note	(i)
Offshore Global Note	Certificated Note	(v)
Certificated Note	U.S. Global Note	(iv)
Certificated Note	Offshore Global Note	(ii)
Certificated Note	Certificated Note	(iii)

(i)                                     No certification is required.

(ii)                                  The Person requesting the transfer or exchange must deliver or cause to be delivered to the Security Registrar a duly completed Regulation S Certificate; provided, that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.

(iii)                               The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee (y) a duly completed Rule 144A Certificate or (z) a duly completed Regulation S Certificate, and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required. In the event that (y) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Security Registrar or (z) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(iv)                              The Person requesting the transfer or exchange must deliver or cause to be delivered to the Security Registrar a duly completed Rule 144A Certificate.

(v)                                 Notwithstanding anything to the contrary contained herein, no such exchange is permitted if the requested exchange involves a beneficial interest in a Temporary Offshore Global Note. If the requested transfer involves a beneficial interest in a Temporary Offshore Global Note, the Person requesting the transfer must deliver or cause to be delivered to the Security Registrar a duly completed Rule 144A Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States. If the requested transfer or exchange involves a beneficial interest in a Permanent Offshore Global Note, no certification is required and the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(c)                                  No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein):

(i)                                     after such Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without compliance with any limits thereunder and the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act; provided that the Company has provided the Trustee with an Officers’ Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (i) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

(ii)                                  sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise; or

(iii)                               which is validly tendered for exchange into an Exchange Note pursuant to an Offer.

Any Note delivered in reliance upon this paragraph shall not bear the Restricted Legend.

(d)                                 The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein) in accordance with its then applicable record retention requirements, and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

(e)                                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 5. Temporary Offshore Global Notes.

(a)                                 An owner of a beneficial interest in a Temporary Offshore Global Note (or a Person acting on behalf of such an owner) may provide to the Trustee (and the Trustee will accept) a duly completed Certificate of Beneficial Ownership at any time after the Restricted Period (it being understood that the Trustee will not accept any such certificate during the Restricted Period). Promptly after acceptance of a Certificate of Beneficial Ownership with respect to such a beneficial interest, the Trustee will cause such beneficial interest to be exchanged for an equivalent beneficial interest in a Permanent Offshore Global Note, and will (x) permanently reduce the principal amount of such Temporary Offshore Global Note by the amount of such beneficial interest and (y) increase the principal amount of such Permanent Offshore Global Note by the amount of such beneficial interest.

(b)                                 Notwithstanding anything to the contrary contained herein, any owner of a beneficial interest in a Temporary Offshore Global Note shall not be entitled to receive payment of principal or interest on such beneficial interest or other amounts in respect of such beneficial interest until such beneficial interest is exchanged for an interest in a Permanent Offshore Global Note or transferred for an interest in another Global Note or a Certificated Note.

Exhibit A to Annex I

Certificate of Beneficial Ownership

[COMPLETE FORM I OR FORM II AS APPLICABLE]

[FORM I]

CERTIFICATE OF BENEFICIAL OWNERSHIP

[Date]

[The Bank of New York Mellon, as Trustee]

OR

[NAME OF DTC PARTICIPANT]

Re:                             PepsiCo, Inc. 7.44% Senior Notes due 2026, Series A (the “Notes”) issued under the Indenture (as amended or supplemented, the “Indenture”), dated as of May 21, 2007

Ladies and Gentlemen:

We are the beneficial owner of $           principal amount of Notes issued under the Indenture and represented by a Temporary Offshore Global Note (as defined in the Indenture).

We hereby certify as follows:

[CHECK A OR B AS APPLICABLE.]

☐            A.            We are a non-U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended).

☐            B.            We are a U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended) that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF BENEFICIAL OWNER]

By:
Name:
Title:
Address:

Date:

[FORM II]

CERTIFICATE OF BENEFICIAL OWNERSHIP

[Date]

The Bank of New York Mellon, as Trustee

Re:                             PepsiCo, Inc. 7.44% Senior Notes due 2026, Series A (the “Notes”) issued under the Indenture (as amended or supplemented, the “Indenture”), dated as of May 21, 2007

Ladies and Gentlemen:

This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from institutions appearing in our records as persons being entitled to a portion of the principal amount of Notes represented by a Temporary Offshore Global Note issued under the above-referenced Indenture, that as of the date hereof, $           principal amount of Notes represented by the Temporary Offshore Global Note being submitted herewith for exchange is beneficially owned by persons that are either (i) non-U.S. persons (within the meaning of Regulation S under the Securities Act of 1933, as amended) or (ii) U.S. persons that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

We further certify that (i) we are not submitting herewith for exchange any portion of such Temporary Offshore Global Note excepted in such certifications and (ii) as of the date hereof we have not received any notification from any Institution to the effect that the statements made by such Institution with respect to any portion of such Temporary Offshore Global Note submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Yours faithfully,

[NAME OF DTC PARTICIPANT]

By:
Name:
Title:
Address:

Date:

Exhibit B to Annex I

Regulation S Certificate

[Date]

The Bank of New York Mellon, as Trustee

Re:                             PepsiCo, Inc. 7.44% Senior Notes due 2026, Series A (the “Notes”) issued under the Indenture (as amended or supplemented, the “Indenture”), dated as of May 21, 2007

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐            A.            This Certificate relates to our proposed transfer of $           principal amount of Notes issued under the Indenture. We hereby certify as follows:

1.                                      The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.                                      Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.                                      Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

4.                                      The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.                                      If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

☐            B.            This Certificate relates to our proposed exchange of $           principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

1.                                      At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2.                                      Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3.                                      The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:

Exhibit C to Annex I

Rule 144A Certificate

[Date]

The Bank of New York Mellon, as Trustee

Re:                             PepsiCo, Inc. 7.44% Senior Notes due 2026, Series A (the “Notes”) issued under the Indenture (as amended or supplemented, the “Indenture”), dated as of May 21, 2007

Ladies and Gentlemen:

TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED.

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐            A.            Our proposed purchase of $           principal amount of Notes issued under the Indenture.

☐            B.            Our proposed exchange of $           principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of          , 20  , which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                             attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated:

NOTICE:                    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.